UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) — November 2, 2005

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 2, 2005, Platinum Underwriters Holdings, Ltd. (“Platinum Holdings”) and Platinum Underwriters Finance, Inc., a subsidiary of Platinum Holdings (“Platinum Finance”), entered into a second supplemental indenture (the “Second Supplemental Indenture”), dated as of November 2, 2005, with JPMorgan Chase Bank, N.A. (the “Trustee”), which supplemented an indenture (the “Base Indenture” and together with the Second Supplemental Indenture, the “Indenture”), dated May 26, 2005, among Platinum Finance, as issuer, Platinum Holdings, as guarantor, and the Trustee.
The Indenture provides for the issuance by Platinum Finance of $250 million aggregate principal amount of Series B 7.50% Notes due June 1, 2017 (the “Notes”) which are fully and unconditionally guaranteed by Platinum Holdings. Interest is payable on the Notes on each June 1 and December 1 commencing on December 1, 2005. The Notes were issued pursuant to a registration statement that has been filed with the Securities and Exchange Commission and was declared effective on September 26, 2005. Platinum Finance issued the Notes pursuant to an exchange offer through which it offered to exchange $250 million aggregate principal amount of Series A 7.50% Notes due June 1, 2017 (“Series A 7.50% Notes”) which were fully and unconditionally guaranteed by Platinum Holdings for up to $250 million Notes which are fully and unconditionally guaranteed by Platinum Holdings. As of the expiration of the exchange offer at 5:00 p.m. on October 28, 2005, $250 million aggregate principal amount of Series A 7.50% Notes had been tendered and accepted for exchange in the exchange offer. The exchange offer was completed on November 2, 2005.
Platinum Finance may redeem the Notes, at its option, at any time in whole, or from time to time in part, prior to maturity. The redemption price will be equal to the greater of: (i) 100 percent of the principal amount of the Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest, discounted to the redemption date on a semiannual basis at a comparable treasury rate plus 50 basis points, plus in each case, interest accrued but not paid to the date of redemption.
Under the Indenture, an event of default is defined as (i) default in the payment of any interest on the Notes, or any additional amounts payable with respect thereto, when such interest becomes or such additional amounts become due and payable, and continuance of such default for a period of 30 days; (ii) default in the payment of the principal of or any premium, if any, on the Notes, or any additional amounts payable with respect thereto, when such principal or premium becomes or such additional amounts become due and payable either at maturity, upon any redemption, by declaration of acceleration or otherwise; (iii) default in the performance, or breach, of any covenant or warranty (other than the covenant relating to amalgamation, consolidation, merger or sale of assets), of Platinum Holdings or Platinum Finance contained in the Indenture, and the continuance of such default or breach for a period of 60 days after there has been given written notice as provided in the Indenture; (iv) default in the payment at maturity of indebtedness of Platinum Holdings, Platinum Finance or any designated subsidiary in excess of $50 million, or if any event of default (as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of Platinum Holdings, Platinum Finance or any designated subsidiary) happens and results in acceleration of more than $50 million in principal amount of such Indebtedness of Platinum Holdings, Platinum Finance or any designated subsidiary (after giving effect to any applicable grace period); (v) Platinum Holdings, Platinum Finance or any designated subsidiary shall fail within 60 days to pay, bond or otherwise discharge any uninsured judgment or court order for the payment of money in excess of $50 million, which is not stayed on appeal or is not otherwise being appropriately contested in good faith; (vi) certain events relating to the bankruptcy, insolvency or reorganization of Platinum Holdings, Platinum Finance or a designated subsidiary; (vii) default by Platinum Holdings or Platinum Finance in the performance or breach of the conditions relating to amalgamation, consolidation, merger or sale of assets; or (viii) the guarantee ceases to be in full force and effect or Platinum Holdings, or any person acting on its behalf, denies or disaffirms the obligations of Platinum Holdings under the Indenture or the guarantee. Designated subsidiary means for this purpose any present or future consolidated subsidiary of Platinum Holdings, the consolidated book value of which constitutes at least 20% of the consolidated book value of Platinum Holdings.
The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and the transactions contemplated by the Indenture. The above description is qualified in its entirety by reference to the Indenture. A copy of the Second Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.2 and a copy of the Base Indenture has been previously filed as Exhibit 4.1 to Platinum Holdings’ Form 8-K dated May 27, 2005. The Base Indenture is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included pursuant to Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 4.1 Indenture dated as of May 26, 2005 among Platinum Finance as issuer, Platinum Holdings as guarantor, and JPMorgan Chase Bank, N.A. as trustee, incorporated herein by reference to Exhibit 4.1 to Platinum Holdings’ Current Report on Form 8-K filed on May 27, 2005.
Exhibit 4.2 Second Supplemental Indenture dated as of November 2, 2005 among Platinum Finance as issuer, Platinum Holdings as guarantor, and JPMorgan Chase Bank N.A. as trustee.
Exhibit 4.3 Form of Series B 7.50% Note included in Exhibit 4.2.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

	By:	/s/ Michael E. Lombardozzi

Michael E. Lombardozzi Executive Vice President, General Counsel and Chief Administrative Officer

Date: November 2, 2005

Exhibit Index
Exhibit 4.1 Indenture dated as of May 26, 2005 among Platinum Finance as issuer, Platinum Holdings as guarantor, and JPMorgan Chase Bank, N.A. as trustee, incorporated herein by reference to Exhibit 4.1 to Platinum Holdings’ Current Report on Form 8-K filed on May 27, 2005.
Exhibit 4.2 Second Supplemental Indenture dated as of November 2, 2005 among Platinum Finance as issuer, Platinum Holdings as guarantor, and JPMorgan Chase Bank N.A. as trustee.
Exhibit 4.3 Form of Series B 7.50% Note included in Exhibit 4.2.

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